UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

DIEBOLD NIXDORF, INCORPORATED

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Diebold Nixdorf, Incorporated

50 Executive Parkway

P.O. Box 2520

Hudson, Ohio 44236

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Shareholders of Diebold Nixdorf, Incorporated:

The enclosed information statement (the “Information Statement”) is being distributed to the holders of record, as of the close of business on November 28, 2023, of the common stock, par value $0.01 per share, of Diebold Nixdorf, Incorporated (the “Company” or “Diebold Nixdorf”).

The purpose of the Information Statement is to inform you of action taken by holders of a majority of the outstanding shares of common stock of the Company to approve (i) an amendment (as further described in this Information Statement, the “Plan Amendment”) to the Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan (the “2023 Plan”) to delete the limit on non-employee director compensation granted during the calendar year 2023 and (ii) new non-employee director compensation granted in the form of cash retainers and initial grants of stock options and service-based restricted stock units, commencing during calendar year 2023 (as further described in this Information Statement, the “2023 Director Compensation”). On November 28, 2023, the Consenting Shareholders (as defined below) holding a majority of shares of Common Stock of the Company delivered to the Company a written consent (the “Written Consent”) to approve the Plan Amendment and the 2023 Director Compensation.

The “Consenting Shareholders” are, collectively, funds managed by Capital Research and Management Company and funds managed by Millstreet Capital Management LLC. As of the close of business on November 28, 2023, the Consenting Shareholders together owned 19,446,502 shares of the Company’s common stock.

A copy of the Plan Amendment, along with the 2023 Plan that it modifies, is attached as Appendix A to this Information Statement. The 2023 Director Compensation is described in this Information Statement under the heading “New Non-Employee 2023 Director Compensation.” The Board of Directors of the Company (the “Board”) unanimously approved and recommended the Plan Amendment and the 2023 Director Compensation for approval by the Company’s shareholders, and the Consenting Shareholders approved the Plan Amendment and 2023 Director Compensation, in each case, pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), the Company’s Certificate of Incorporation (the “Charter”), and the Company’s Amended and Restated Bylaws (the “Bylaws”). The Written Consent constitutes the only shareholder approval required to approve the Plan Amendment and the 2023 Director Compensation under the DGCL, the Charter, and the Bylaws. The Board is not soliciting your proxy or consent in connection with the Plan Amendment or the 2023 Director Compensation and no proxies or consents are being requested from shareholders.

The purpose of this notice and the accompanying Information Statement is to (1) inform the Company’s shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice required under Section 228(e) of the DGCL. In accordance with Rule 14c-2 under the Exchange Act, the actions described herein will become effective no sooner than 20 calendar days following the mailing of the Information Statement. This Information Statement is being distributed and made available on or about December 4, 2023.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS AVAILABLE AT www.proxydocs.com/DBD.

By Order of the Board of Directors

Elizabeth C. Radigan
Executive Vice President, Chief Legal Officer and Corporate Secretary
November 29, 2023

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

Purpose of Information Statement

This Information Statement advises shareholders of Diebold Nixdorf, Incorporated (the “Company,” “Diebold Nixdorf,” “we,” “us,” or “our”) of action taken by holders of a majority of the shares of common stock, par value $0.01 per share, of the Company to (i) approve an amendment (the “Plan Amendment”) to the Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan (the “2023 Plan”) to delete the limit on non-employee director compensation granted during the calendar year 2023 and for any year in which a non-employee director is first appointed or elected to the Board of the Company (the “Board”) and (ii) approve the new non-employee director compensation granted in the form of cash retainers and initial grants of stock options and service-based restricted stock units, commencing during calendar year 2023 (the “2023 Director Compensation”).

On September 22, 2023, the Board unanimously approved and recommended the Plan Amendment and the 2023 Director Compensation for approval by the Company’s shareholders. On November 28, 2023, the Consenting Shareholders (as defined below) holding a majority of shares of Common Stock of the Company delivered to the Company a written consent (the “Written Consent”) approving the Plan Amendment and the 2023 Director Compensation. The “Consenting Shareholders” are, collectively, funds managed by Capital Research and Management Company and funds managed by Millstreet Capital Management LLC. A copy of the Plan Amendment, along with the 2023 Plan that it modifies, is attached as Appendix A to this Information Statement. The 2023 Director Compensation is described in this Information Statement under the heading “New Non-Employee 2023 Director Compensation.”

The Information Statement is being furnished only to (1) inform the Company’s shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice required under Section 228(e) of the Delaware General Corporation Law (“DGCL”). The Plan Amendment will become effective and the 2023 Director Compensation will be granted no earlier than the 40th calendar day after the Information Statement is first distributed and made available to our shareholders. The Information Statement is being distributed and made available on or about December 4, 2023.

The Action by Written Consent

As of November 28, 2023, the holders of a majority of the Company’s outstanding common stock (the “Consenting Shareholders”) holding a majority of shares of Common Stock of the Company delivered the Written Consent (the “Consent”) approving the Plan Amendment and the 2023 Director Compensation collectively beneficially owned 19,446,502 shares of the Company’s outstanding common stock. As of November 28, 2023 and the date of this Information Statement, there were 37,566,668 shares of the Company’s common stock issued and outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

Section 228 of the DGCL and Article SEVENTH, Section (b) of the Company’s Certificate of Incorporation (the “Charter”) provide that shareholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the actions to be taken, are signed by shareholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Article II, Section 6(a) of the Company’s Amended and Restated Bylaws (the “Bylaws”), every matter other than the election of directors, including the Plan Amendment and the 2023 Director Compensation, is decided by the affirmative vote of a majority of the votes properly cast for or against such matter. As of November 28, 2023, the Company had 37,566,668 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. On November 28, 2023, the Consenting Shareholders holding a majority of shares of Common Stock of the Company delivered to the Company the Written Consent approving the Plan Amendment and the 2023 Director Compensation. The Written Consent reflected the consent of a majority of the Company’s outstanding common stock. Accordingly, the written consent executed by the Consenting Shareholders pursuant to Section 228 of the DGCL and Article SEVENTH, Section (b) of the Charter is sufficient to approve the Plan Amendment and the 2023 Director Compensation and no further shareholder action is required to approve these matters.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s shareholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our shareholders in connection with the matters discussed in this Information Statement.

PLAN AMENDMENT

Background

On August 10, 2023, the Board approved the 2023 Plan. The 2023 Plan became effective on August 11, 2023 in connection with the Company’s emergence from its Chapter 11 cases and Dutch scheme proceedings as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2023. The purpose of the 2023 Plan is to help attract and retain non-employee directors of the Company, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries, and to provide such persons incentives and rewards for service and/or performance that aligns with shareholders’ interests.

The People and Compensation Committee of the Board (the “Committee”) administers the 2023 Plan, which generally permits awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other cash-based awards and dividend equivalents. Subject to adjustment as described in the 2023 Plan and the 2023 Plan’s share counting rules, a total of 2,397,872 shares of common stock are available for awards granted under the 2023 Plan. The Committee may from time to time select participants under the 2023 Plan.

The Board generally will be able to amend the 2023 Plan in certain circumstances as described in the 2023 Plan. The 2023 Plan will remain in effect generally until ten years from its effective date.

A summary of the principal features of the 2023 Plan, as amended by the Plan Amendment, is provided below, but is qualified in its entirety by reference to the full text of the 2023 Plan, as amended by the Plan Amendment, both of which are attached to this Information Statement as Appendix A.

Description of Plan Amendment

The 2023 Plan previously provided that non-employee Board members would not be granted more than (a) $1,000,000 in compensation for such service in the year in which they are first appointed or elected to serve on the Board and (b) $750,000 in compensation for such service in any other calendar year.

The Plan Amendment deletes both limits on non-employee director compensation granted during the calendar year 2023 and provides that, beginning in calendar year 2024 and in each calendar year thereafter, in no event will any non-employee Board members in any calendar year be granted non-employee director compensation with an aggregate maximum value (measured as of the applicable date of grant, and calculating the value of any awards granted under the 2023 Plan, as amended by the Plan Amendment, based on the grant date fair value for financial reporting purposes) in excess of $750,000 for such calendar year, provided that such limit will not apply for the calendar year during which such non-employee Board member is first appointed or elected to the Board.

Description of 2023 Plan, as Amended by the Plan Amendment

Shares Available Under the 2023 Plan

Subject to adjustment as provided in the 2023 Plan and the share counting rules set forth in the 2023 Plan, the number of shares of common stock available for issuance:

•	upon the exercise of options or stock appreciation rights;

•	as restricted shares released from substantial risks of forfeiture;

•	in payment of performance shares or performance units that have been earned;

•	in payment for restricted stock units; or

•	in payment for other share-based awards (including dividend equivalents);

will not exceed in the aggregate 2,397,872. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

If an award is canceled or forfeited, expires, terminates, lapses, is settled in cash or is unearned, the shares of common stock underlying the award will, to the extent of such cancellation, forfeiture, expiration, termination, lapse, cash settlement or unearned amount, again be available for future grant. Shares of common stock covered by an award are not counted as used unless and until they are issued or transferred. For the avoidance of doubt, the following will not again become available for awards under the 2023 Plan: (i) any shares of common stock withheld, tendered or otherwise used in respect of taxes upon settlement of an award, (ii) any shares of common stock withheld, tendered or otherwise used to pay an exercise price, (iii) any shares of common stock subject to a stock-settled stock appreciation right that are not actually issued in connection with its stock settlement on exercise thereof and (iv) any shares of common stock reacquired by us on the open market or otherwise using cash proceeds from the exercise of options.

Unless terminated earlier by the Board, the 2023 Plan will be in effect until all shares subject to it have been purchased or acquired. In no event will any award under the 2023 Plan be granted on or after the tenth anniversary of its effective date.

Limits on Awards

The 2023 Plan provides for the following limits, subject to adjustment as provided in the 2023 Plan:

•

With respect to options (“Incentive Stock Options”) that are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code (the “Code”), Incentive Stock Options covering no more than 2,397,872 shares of common stock may be granted under the 2023 Plan; and

•

in no event will any non-employee director in any one calendar year (beginning in calendar year 2024 and in each calendar year thereafter) be granted compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes), in excess of $750,000 for such calendar year (provided that such limit shall not apply for the calendar year during which such non-employee director is first appointed or elected to the Board).

Eligibility

Any person who is selected by the Committee to receive benefits under the 2023 Plan and who is at that time an officer or other employee of the Company or any of its subsidiaries (including a person who has agreed to commence serving in such capacity within 90 days of the date of grant) is eligible to participate in the 2023 Plan. In addition, certain persons (including consultants) who provide services to the Company or any of its subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the Form S-8 definition of “employee”), and non-employee directors of the Company, may also be selected by the Committee to participate in the 2023 Plan. There are approximately 21,000 employees and seven non-employee directors of the Company eligible to participate in the 2023 Plan. We do not currently expect to make material grants of awards under the 2023 Plan to consultants. The basis for participation in the 2023 Plan by eligible persons is the selection of such persons by the Committee (or its authorized delegate) in its discretion. We refer to those selected individuals as “participants.”

No Minimum Vesting Periods

The 2023 Plan does not provide for any minimum vesting or performance periods for awards.

Options

An option entitles the participant to purchase a share of common stock at the exercise price. The Committee may authorize the granting of Incentive Stock Options, non-qualified stock options, or a combination of both, but

Incentive Stock Options cannot be granted to non-employees. Dividends or dividend equivalents are not payable on options. Each option will be evidenced by an award agreement that specifies the number of shares of common stock covered by the option, the exercise price and term of the option, any conditions to the exercise and any other terms and conditions that the Committee specifies and are consistent with the 2023 Plan. Options may provide for continued vesting or the earlier vesting of options, including in the event of the death, disability or termination of employment or service of a participant in the event of a Change in Control (as defined below). The exercise price for an option will not be less than 100% of the common stock’s fair market value on the date of grant (or, in the case of an Incentive Stock Option granted to a 10% shareholder, 110% of the shares’ fair market value on the date of grant). The exercise price is payable in cash, check, shares of common stock, consideration received under a broker-assisted cashless exercise program, by common stock withheld pursuant to a net exercise arrangement or any other combination or method of payment to the extent permitted by law and approved by the Committee. No option will be exercisable more than 10 years from the date of grant (or, for Incentive Stock Options granted to a 10% shareholder, more than five years after the date of grant).

Stock Appreciation Rights (SARs)

A SAR is the right to the equivalent of the increase in value of a specified number of shares of common stock over a specified period of time. The Committee may authorize the granting of SARs alone (which we refer to as a free standing right) or in tandem with an option granted under the 2023 Plan (which we refer to as a related right). Dividends or dividend equivalents are not payable on SARs. Each SAR will be evidenced by an award agreement that describes the SAR, the exercise price and term of the SAR, any conditions to the exercise, any related option and any other terms and conditions that the Committee specifies and are consistent with the 2023 Plan. SARs may provide for continued vesting or the earlier vesting of such SARs, including in the event of the death, disability or termination of employment or service of a participant in the event of a Change in Control. The exercise price for a SAR will not be less than 100% of the common stock’s fair market value on the date of grant (or, in the case of a related right, the same exercise price as the related option). The exercise price is payable in cash, check, shares of common stock, consideration received under a broker-assisted cashless exercise program, common stock withheld pursuant to a net exercise arrangement or any other combination or method of payment to the extent permitted by law and approved by the Committee. The amount payable by us upon exercise of the SAR shall be paid in cash, common stock or a combination of both, and the award agreement may so specify or grant to the participant or retain to the Committee the right to elect among those alternative. No SAR will be exercisable more than 10 years from the date of grant.

Restricted Shares

Restricted shares are shares of common stock that are subject to a substantial risk of forfeiture and may not be transferred by a participant until the restrictions established by the Committee have lapsed. Those restrictions may take the form of a period of continued employment, board service or achievement of certain performance criteria, for example. The award agreement for each grant of restricted shares will specify the restrictions, the number of restricted shares and any other terms and conditions the Committee specifies and are consistent with the 2023 Plan. Restricted shares may provide for continued vesting or the earlier vesting of such restricted shares, including in the event of the death, disability or termination of employment or service of a participant in the event of a Change in Control. The grant will constitute a transfer of ownership and, unless otherwise determined by the Committee, will entitle the participant to voting, dividend and other ownership rights during the restrictions on transfer.

Restricted Stock Units (RSUs)

An RSU is an award that is valued by reference to one share of common stock. Payment for the RSU will not be made until the restrictions established by the Committee have lapsed. Those restrictions may take the form of a period of continued employment, board service or achievement of certain performance criteria, for example. The award agreement for each RSU grant will specify the restrictions, the number of RSUs and any other terms and conditions the Committee specifies and are consistent with the 2023 Plan. RSUs may provide for continued vesting or the earlier lapse of the restricted period, including in the event of the death, disability or termination of employment or service of a participant in the event of a Change in Control. At the discretion of the Committee, RSUs may be credited with dividend equivalents, provided that, with respect to RSUs that are subject to performance conditions, the dividend equivalents will be deferred and paid contingent on the level of performance achieved at the end of the performance period. The amount payable may be paid in cash, shares of common stock or a combination of both, and the award agreement may so specify or grant to the participant or retain to the Committee the right to elect among those alternatives.

Performance Shares and Performance Units

Performance shares are shares that become payable upon the achievement of specified performance goals, which may include management goals. Performance units are valued by reference to $1.25 per unit (or other value as provided by the Committee) and payable upon achievement of specified performance goals, which may include management goals. The Committee will certify achievement levels of performance prior to the payment of any shares or units. At the discretion of the Committee, performance shares or performance units may be credited with dividend equivalents, and in all cases the dividend equivalents will be deferred and paid contingent on the level of performance achieved at the end of the performance period. Each performance share or performance unit award will be evidenced by an award agreement that specifies the number of performance shares or performance units, the performance objectives (which may include management goals), the performance period applicable to the award, and any other terms and conditions that the Committee specifies and are consistent with the 2023 Plan. Performance shares or performance units may be subject to continued vesting or the earlier lapse or other modification, including in the event of the death, disability or termination of employment or service of a participant in the event of a Change in Control. The amount payable may be paid in cash, shares of common stock or a combination of both, and the award agreement may so specify or grant to the participant or retain to the Committee the right to elect among those alternative.

Other Share-Based Awards

The Committee may, from time to time, authorize the granting other share-based awards in all cases consistent with the terms and conditions of the 2023 Plan. Each such award will be expressed in terms of common stock or units based on common stock and will be evidenced by an award agreement that specifies the number of shares of common stock or units granted, any conditions related to the award, and any other terms and conditions that the Committee specifies and are consistent with the 2023 Plan. Other share-based awards may provide for the earning or vesting of, or earlier termination of restrictions applicable to, such award, including in the event of the death, disability or termination of employment or service of a participant in the event of a Change in Control. The amount payable for other share-based awards may be paid in cash, shares of common stock or a combination of both, as determined by the Committee. Cash awards, as an element of or supplement to any other award granted under the 2023 Plan, may also be granted as an other-share based award. The Committee may authorize the grant of common stock as a bonus, or may authorize the grant of other share-abased awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the 2023 Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

Management Objectives and Goals

The 2023 Plan permits the Committee to use “management objectives” for purposes of establishing “management goals” for a performance period for any performance-based award. Management objectives that will be used to establish management goals (if any) may be based on one or more, or a combination, of metrics under the following categories (or such other metrics as may be determined by the Committee (or an applicable delegate) (including relative or growth achievement regarding such metrics)):

•	sales, including net sales, unit sales volume, and aggregate product price;

•	share price, including market price per share and share price appreciation;

•

earnings, including earnings per share, reflecting dilution of shares, gross or pre-tax profits, post-tax profits, operating profit, earnings net of or including dividends, earnings net of or including the after-tax cost of capital, earnings before (or after) interest and taxes (EBIT), earnings per share from continuing operations, diluted or basic, earnings before (or after) interest, taxes, depreciation and amortization (EBITDA), pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, operating earnings, growth in earnings or growth in earnings per share, and total earnings;

•

return on equity, including return on equity, return on invested capital, return or net return on assets, return on net assets, return on gross sales, return on investment, return on capital, return on invested capital, return on committed capital, financial return ratios, value of assets, and change in assets;

•	cash flow(s), including operating cash flow, net cash flow, free cash flow, and cash flow on investment;

•	revenue, including gross or net revenue and changes in annual revenues;

•	margins, including adjusted pre-tax margin and operating margins;

•	income, including net income and consolidated net income;

•	economic value added;

•

costs, including operating or administrative expenses, operating expenses as a percentage of revenue, expense or cost levels, reduction of losses, loss ratios or expense ratios, reduction in fixed costs, expense reduction levels, operating cost management, and cost of capital;

•	financial ratings, including credit rating, capital expenditures, debt, debt reduction, working capital, average invested capital, and attainment of balance sheet or income statement objectives;

•

market or category share, including market share, volume, unit sales volume, and market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;

•	shareholder return, including total shareholder return, shareholder return based on growth measures or the attainment of a specified share price for a specified period of time, and dividends; and

•

objective nonfinancial performance criteria measuring either regulatory compliance, productivity and productivity improvements, inventory turnover, average inventory turnover or inventory controls, net asset turnover, customer satisfaction based on specified objective goals or company-sponsored customer surveys, employee satisfaction based on specified objective goals or company-sponsored employee surveys, objective employee diversity goals, employee turnover, specified objective environmental goals, specified objective social goals, specified objective goals in corporate ethics and integrity, specified objective safety goals, specified objective business expansion goals or goals relating to acquisitions or divestitures, day sales outstanding, and succession plan development and implementation.

The management objectives may also be used to establish management goals on an absolute or comparative basis with other companies or a published index, as the Committee deems appropriate. The Committee may use the management objectives to set “management goals” for a set performance period. The Committee may provide that an evaluation of the management goals, shall include or exclude any of the following items, among other items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in our audited financial statements, including footnotes or in management’s discussion and analysis in our annual report; (7) foreign exchange gains and losses; (8) changes in our fiscal year; and (9) any other specific unusual or nonrecurring events, or objectively determinable category thereof.

If the Committee determines that a change in our business, operations, corporate structure or capital structure, or the manner in which we conduct our business, or other events or circumstances render the management goals or management objectives unsuitable, the Committee may in its discretion modify such management goals or management objectives or the actual levels of achievement regarding the management goals and/or management objectives, in whole or in part, as the Committee deems appropriate and equitable.

Administration

The Board delegates authority to administer the 2023 Plan to the Committee or any other committee so designated by the Board; provided, that notwithstanding anything in the 2023 Plan to the contrary, the Board may grant awards under the 2023 Plan and administer the 2023 Plan with respect to such awards. Unless otherwise determined by the Board, the Committee will consist of two or more non-employee directors. The Committee may further delegate its authority to make awards under the 2023 Plan, complying in the Board’s discretion with the requirements of Rule 16b-3. To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers, or to one or more agents or advisors of the Company, such administrative duties or powers as it deems advisable. In addition, the Committee may by resolution, subject to certain restrictions set forth in the 2023 Plan, authorize one or more officers of the Company to authorize the granting or sale of awards under the 2023 Plan on the same basis as the Committee. However, the Committee may not delegate such authority for awards granted by an officer to himself or herself, or to a person who is one of our non-employee directors or officers (for purposes of Section 16 of the Exchange Act) or a beneficial owner of more than 10% of any class of our equity securities that are registered pursuant to Section 12 of the Exchange Act.

The Committee is authorized to interpret the 2023 Plan and any awards agreements (or related documents). In addition, the Board or the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in the 2023 Plan, and no authorization in any section of the 2023 Plan or other provision of the 2023 Plan is intended or may be deemed to constitute a limitation on the authority of the Board or the Committee.

Transferability

Except as otherwise determined by the Committee, and subject to compliance with the terms of the 2023 Plan and Section 409A of the Code, no option, SAR or other derivative security is transferable by a participant other than by will or the laws of descent and distribution. If, however, a participant is not a director or officer of ours, transfer may be made to a fully revocable trust of which the participant is treated as the owner for federal income tax purposes. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, options and SARs are exercisable during the participant’s lifetime only by him or her or by his or her guardian or legal representative. The Committee may provide for transferability of options and SARs under the 2023 Plan if such provision would not disqualify the exemption for other awards under Rule 16b-3 of the Exchange Act and so long as such transfer is not to any third-party entity, including financial institutions.

The Committee may specify at the date of grant that part or all of the shares of common stock that are (i) to be issued or transferred by us upon exercise of options or SARs or upon payment under any grant of performance shares, performance units, RSUs or other share-based awards or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer for restricted shares, shall be subject to further restrictions on transfer.

Adjustments

The Committee will make or provide for such adjustments (i) in the number and kind of common stock covered by outstanding awards granted under the 2023 Plan, (ii) in the exercise prices per share applicable to options and

SARs, and (ii) and in other award terms, as the Board in its sole discretion in good faith determines is equitably required to prevent dilution or enlargement of the rights of participants that otherwise would result from:

•	any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in our capital structure;

•

any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or

•	any other corporate transaction or event having an effect similar to any of the foregoing.

In the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any and all outstanding awards under the 2023 Plan such alternative consideration (including cash), if any, as it determines in good faith to be equitable in the circumstances and will require in connection with such substitution the surrender of all awards so replaced in a manner that complies with Section 409A of the Code.

In addition, for each option or SAR with an exercise price greater than the consideration offered in connection with any transaction or event described above or Change in Control, the Committee may in its sole discretion elect to cancel such option or SAR without any payment to the holder of such option or SAR.

The Committee will also make or provide for such adjustments in the number of shares applicable to the overall 2023 Plan limits and the individual limits under the 2023 Plan as the Committee, in its sole discretion, in good faith determines is appropriate to reflect any transaction or event described above. However, any adjustment to the number of shares of common stock available under the 2023 Plan for Incentive Stock Options will be made only if and to the extent that such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail to so qualify.

Change in Control

The 2023 Plan contains a definition of the term “Change in Control,” which means, except as may otherwise be prescribed by the Committee in an award agreement made under the 2023 Plan, the occurrence after the effective date of any of the following events (as further described in the 2023 Plan):

•

a person becomes the beneficial owner of securities of the Company representing 50% or more of the then-outstanding shares of common stock of the Company or the combined voting power of our then-outstanding voting securities, subject to certain limitations described in the 2023 Plan;

•

individuals who constituted the Board as of the effective date cease for any reason (other than death or disability) to constitute at least a majority of the Board, unless their replacements are approved as described in the 2023 Plan (subject to certain exceptions);

•

the Company closes a merger, consolidation, reorganization or restructuring, or sale or other disposition of all or substantially all of the assets, of the Company, or the acquisition of assets of another corporation or other transaction, as further described in the 2023 Plan, subject to certain exceptions; or

•	the Company’s shareholders approve its complete liquidation or dissolution.

Tax Withholding

To the extent we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2023 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or other such person make arrangements satisfactory to us for payment of the balance of such taxes or other amounts required to be withheld. These arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligations that may arise in connection with the disposition of shares acquired upon the exercise of options. If a participant’s benefit is to be received in the form of common stock, and such participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, we will withhold shares of common stock having a value equal to the amount required to be withheld. When a participant is required to pay us an amount required to be withheld under applicable income, employment, tax, or other laws, the Committee may require the participant to satisfy the obligation, in whole or in part, by having withheld, from the shares delivered or required to be delivered to the participant, shares of common stock having a value equal to the amount required to be withheld or by delivering to us other shares of common stock held by the participant. The shares used for tax or other withholding will be valued at an amount equal to the fair market value of such common stock on the date the benefit is to be included in the participant’s income. In no event will the fair market value of the common stock to be withheld and delivered exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences and (ii) such additional withholding amount is authorized by the Committee.

Detrimental Activity

Any award agreement (or Company policy or policies) may provide (whether or not it would result in additional tax to a participant under Section 409A of the Code) that upon a finding by the Board that a participant, either during employment by the Company or any of its subsidiaries or after termination of such employment, engaged in any Detrimental Activity (as defined below), then upon notice of the Board’s finding, the participant will (unless otherwise provided in the award agreement (or such policy or policies)):

•

return to the Company, in exchange for payment by the Company of any amount actually paid by the participant, all shares of common stock that the participant has not disposed of that were offered pursuant to the 2023 Plan within a specified period prior to the date of the commencement of such Detrimental Activity; and

•

with respect to any common stock so acquired that the participant has disposed of, pay to the Company in cash the difference between any amount actually paid therefor by the participant pursuant to the 2023 Plan and the fair market value of the shares of common stock on the date of such acquisition.

Subject to the terms of such award agreement (or such policy or policies), to the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts (but only to the extent that such amount would not be considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code) that may be owing from time to time by the Company or any its subsidiaries to the participant, whether as wages, deferred compensation, or vacation pay or in the form of any other benefit or for any other reason.

“Detrimental Activity” means, except as may be otherwise prescribed by the Committee in an award agreement made under the 2023 Plan, any of the following:

•	engaging in any activity that directly competes with the Company or any of its subsidiaries (as more fully described in the 2023 Plan);

•	soliciting any employee to terminate his or her employment with the Company or any of its subsidiaries;

•

the unauthorized disclosure or use (to anyone outside of the Company or its subsidiaries) of any confidential, proprietary or trade secret information or material relating to the business of the Company and its subsidiaries, acquired by the participant during the provision of his or her services to the Company or its subsidiaries, with certain exceptions as set forth in the 2023 Plan, including a participant’s ability to file a charge or complaint or to communicate, including by providing documents or other information without notice to the Company, with the SEC or any other governmental agency or commission (“Government Agency”);

•

the failure or refusal to disclose promptly and to assign to the Company upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the participant during the participant’s employment by the Company or any of its subsidiaries, relating in any manner to the actual or anticipated business, research or development work of the Company or any of its subsidiaries or the failure or refusal to do anything reasonably necessary to enable the Company or its subsidiaries to secure a patent where appropriate in the United States and in other countries; or

•	activity that results in “termination for cause,” as such term is defined in (or for purposes of) the applicable award agreement.

Clawback

Any award granted under the 2023 Plan that is subject to recovery under any law, government regulation or stock exchange listing requirement (or any policy or policies adopted by the Company pursuant to or as a supplement to any of the foregoing) will be subject to such deductions and clawback as may be required or permitted to be made pursuant to such law, government regulation, stock exchange listing requirement or policy or policies (or pursuant to any other policy or policies adopted by the Company at the direction of the Board, including the Company’s current clawback policy).

Grant to Non-U.S. Based Participants

In order to facilitate the making of any grant or combination of grants under the 2023 Plan, the Committee may provide for such special terms for awards to participants who are foreign nationals, who are employed by the Company or any of its subsidiaries outside of the United States of America or who provide services to the Company or any of its subsidiaries under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2023 Plan (including sub-plans) (to be considered part of the 2023 Plan) as it may consider necessary or appropriate for such purposes, provided that no such special terms, supplements, amendments, or restatements will include any provisions that are inconsistent with the terms of the 2023 Plan as then in effect unless the 2023 Plan could have been amended to eliminate such inconsistency without further approval by our shareholders.

No Right to Continued Employment

The 2023 Plan does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiary.

Effective Date of the 2023 Plan

The 2023 Plan became effective on August 11, 2023.

Amendment

The Company, by action of the Board (or its designee), may at any time and from time to time amend or terminate the 2023 Plan in whole or in part. Any amendment which must be approved by the Company’s shareholders in order to comply with applicable law or the rules of any national securities exchange upon which the common stock is traded or quoted (except as permitted under the adjustment provisions of the 2023 Plan) will not be effective unless and until such approval has been obtained.

Any amendment or termination of the 2023 Plan must not materially impair the rights or obligations of any participant under any award that is outstanding as of the effective date of the amendment or termination without the written consent of the participant.

Except in connection with an adjustment event as described above or in connection with a Change in Control, the terms of outstanding awards may not be amended, without the approval of our shareholders, to reduce the exercise price of options or SARs, or cancel “underwater” options or SARs (including following a participant’s voluntary surrender of “underwater” options or SARs) in exchange for cash, other awards or options or SARs with a lower exercise price to effect the repricing of options or SARs.

Termination

No grant will be made under the 2023 Plan on or after August 11, 2033 (the tenth anniversary of the effective date), but all grants made prior to such date will continue in effect thereafter subject to the terms of such grants and of the 2023 Plan.

Governing Law

The 2023 Plan and all awards granted and actions taken thereunder will be governed by the internal substantive laws of Ohio.

No Repricing Without Shareholder Approval

Except in connection with a corporate transaction or event as described above with respect to adjustments, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs, or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original option or SAR, without shareholder approval.

New Plan Benefits

Generally, it is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2023 Plan because grants and actual pay out of awards under the 2023 Plan are discretionary. However, certain equity awards under the 2023 Director Compensation have been approved by the Board and the Consenting Shareholders to be granted on one or more future grant dates as determined by the Board (see “New Non-Employee 2023 Director Compensation” for more information about these grants), all as further described in the following table.

DIEBOLD NIXDORF, INCORPORATED 2023 EQUITY AND INCENTIVE PLAN

(AS AMENDED BY THE PLAN AMENDMENT)

Name and Position	Dollar Value ($)	Number of Shares of Common Stock Subject to Stock Option Grants	Number of Restricted Stock Units
Octavio Marquez, Chair of the Board, President and Chief Executive Officer		—	—
Jeffrey Rutherford, Former Executive Vice President and Chief Financial Officer		—	—
Olaf Heyden, Executive Vice President and Chief Operating Officer		—	—
David A. Caldwell, Executive Vice President, Strategy & Corporate Development		—	—
Jonathan B. Leiken, Former Executive Vice President, Chief Legal Officer and Corporate Secretary		—	—
Gerrard B. Schmid, Former President and Chief Executive Officer		—	—
Dr. Ulrich Naher, Former Executive Vice President, Chief Commercial Officer		—	—
Elizabeth Patrick, Former Executive Vice President, Chief People Officer		—	—
Executive Group (all current executive officers as a group)		—	—
Non-Executive Director Group (all current directors who are not executive officers)		580,000	280,000
Non-Executive Officer Employee Group (all employees, including all current officers who are not executive officers, as a group)		—	—

Since the inception of the 2023 Plan, no other awards have been granted under the 2023 Plan. The amounts reflected in the table above represent the aggregate numbers of RSUs and stock options that are currently expected to be granted to the indicated group in 2023. The value of such awards will be determined at the time of such grants. In particular, the following persons are expected to receive such awards of stock options and RSUs under the 2023 Plan: (1) stock options for 100,000 shares and 40,000 RSUs for Mr. Patrick Byrne; and (2) for each of Messrs. Arthur F. Anton, Matthew Espe, Mark Gross, David Naemura and Emanuel R. Pearlman and Marjorie L. Bowen, stock options for 80,000 shares and 40,000 RSUs. No awards have been received under the 2023 Plan (including as amended) by any associates of our directors or executive officers.

Tax Consequences to Participants

The following is a summary of certain of the U.S. federal income tax consequences of certain transactions under the 2023 Plan by participants who either are U.S. citizens or residents.

The discussion, which is presented for the information of the shareholders and not for 2023 Plan participants, is based on the Code as amended to date, applicable proposed and final Treasury Regulations, judicial authority and current administrative rulings and practice, all of which are subject to change.

In view of the variety of awards authorized under the 2023 Plan, some of which may be used in combination, the discussion does not attempt to describe all of the possible federal income tax consequences that could result from the acquisition, holding or disposition of awards. In addition, the discussion does not describe any federal Social Security or Medicare tax consequences, or any state, local or foreign tax consequences of any of the transactions under the 2023 Plan.

Non-Qualified Stock Options

A participant will not recognize income upon the grant of a non-qualified stock option. In general, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the underlying stock at the time of exercise over the exercise price. Upon a subsequent sale of the shares received upon exercise, any difference between the net proceeds on the sale and the fair market value of the shares on the date of exercise will be taxed as capital gain or loss (long- or short-term, depending on the holding period).

Incentive Stock Options

A participant will not recognize income upon the grant of an Incentive Stock Option. In addition, a participant will not recognize income upon the exercise of an Incentive Stock Option if he or she satisfies certain employment and holding period requirements. To satisfy the employment requirement, a participant must exercise the option not later than three months after he or she ceases to be an employee of ours (one year if he or she is disabled). To satisfy the holding period requirement, a participant must hold the optioned stock more than two years from the grant of the option and more than one year after the transfer of the stock to him or her. If these requirements are satisfied, on the sale of such stock, the participant will be taxed on any gain, measured by the difference between the participant’s basis in such shares and the net proceeds of the sale, at long-term capital gains rates.

If shares of common stock acquired upon the timely exercise of an Incentive Stock Option are sold, exchanged, or otherwise disposed of without satisfying the holding period requirement (a “disqualifying disposition”), the participant will, in the usual case, recognize ordinary income at the time of disposition equal to the excess of the fair market value of the common stock at the time of exercise over the exercise price. Any gain in excess of that amount will either be long-term or short-term capital gain depending on the holding period. Upon a disqualifying disposition that constitutes a sale or exchange with respect to which any loss (if sustained) would be recognized, the amount includible in ordinary income will be limited to the excess, if any, of the net amount realized on the sale or exchange over the participant’s basis in such shares. In general, such a disposition is a transaction with an unrelated third party that is not subject to the wash-sale provisions of the Code.

Options otherwise qualifying as Incentive Stock Options will be treated as non-qualified stock options to the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all of our plans and any of our subsidiaries’ plans) exceeds $100,000. This rule is applied by taking the options into account in the order granted.

Stock Appreciation Rights

A participant will not recognize income upon the grant of a SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise. The term “unrestricted common stock” includes shares that are subject only to restrictions on transfer.

Restricted Shares

A participant will not recognize income upon the receipt of restricted shares unless the participant makes an election under Section 83(b) of the Code (a “Section 83(b) Election”) within 30 days after the transfer of the shares to him or her to have such shares taxed to him or her as ordinary income at their fair market value on the date of transfer less the amount, if any, paid by him or her.

If the participant makes a Section 83(b) Election, he or she will recognize ordinary income in the year of receipt in an amount equal to the excess of the fair market value of such shares (determined without regard to the restrictions imposed) at the time of transfer over any amount paid by the participant therefor. If a participant makes a Section 83(b) Election with respect to shares of common stock that are subsequently forfeited, he or she will not be entitled to deduct any amount previously included in income by reason of such election. If a participant does not make a Section 83(b) Election, he or she will recognize ordinary income in the year or years in which the restrictions terminate, in an amount equal to the excess, if any, of the fair market value of such shares on the date the restrictions expire or are removed over any amount paid by the participant therefor. If a Section 83(b) Election has not been made, any unrestricted dividends received with respect to shares of common stock subject to restrictions will be treated as additional compensation income and not as dividend income.

Restricted Stock Units

A participant will not recognize income upon the grant of RSUs. Any subsequent transfer of unrestricted shares of common stock or cash in satisfaction of such grant will generally result in the participant recognizing ordinary income at the time of transfer, in an amount equal to the aggregate amount of cash and the fair market value of the unrestricted common stock received therefor.

Performance Shares and Performance Units

A participant will not recognize income upon the grant of a performance share or performance unit. In general, the participant will recognize ordinary income at the time property is transferred in payment of such performance share or performance unit in an amount equal to the aggregate amount of cash and the fair market value of the unrestricted common stock received therefor.

General Matters

Dividend equivalents, if any, awarded with respect to grants under the 2023 Plan and paid in cash or unrestricted common stock, and unrestricted common stock, will be taxed to a participant at ordinary income rates when received by the participant.

Section 162(m) of the Code generally disallows a deduction for certain compensation paid to certain executive officers (and, beginning in 2018, certain former executive officers) to the extent that compensation to a covered employee exceeds $1 million for such year. To the extent that a participant who is an employee recognizes ordinary income in the circumstances described above, the participant’s employer will be entitled to a corresponding deduction provided, among other things, that such deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code and is not an “excess parachute payment” within the meaning of Section 280G of the Code. Our entitlement to a deduction for any amount recognized as ordinary income by a non-employee director is also subject to the requirements that the amount recognized as income meet the test of reasonableness, be an ordinary and necessary business expense, and not be an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code.

Registration with the SEC

We filed a Registration Statement on Form S-8 relating to the issuance of 2,397,872 shares of common stock under the 2023 Plan with the SEC pursuant to the Securities Act of 1933.

Equity Compensation Plan Information

As of the date of this Information Statement, no awards have yet been granted under the 2023 Plan, which is the only equity plan we currently have in place, but as described above under “New Plan Benefits,” certain director awards are approved and anticipated for future grant here in 2023.

The following table summarizes compensation plans under which our prior equity securities were authorized for issuance as of December 31, 2022. All of our prior equity securities were canceled on August 11, 2023 in connection with the effectiveness of the plan of reorganization in our Chapter 11 cases.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Stock options	1,505,807	$16.81	N/A
Restricted stock units	2,217,760	N/A	N/A
Performance shares	2,610,848	N/A	N/A
Non-employee director deferred shares	27,965	N/A	N/A
Deferred compensation	815	N/A	N/A

Total equity compensation plans approved by security holders	6,363,195	$16.81	7,100,000

In column (b), the weighted-average exercise price is only applicable to stock options. In column (c), the number of securities remaining available for future issuance for stock options, restricted stock units, performance shares and non-employee director deferred shares is approved in total and not individually.

NEW NON-EMPLOYEE 2023 DIRECTOR COMPENSATION

On September 22, 2023, the Board approved, subject to approval of the Company’s shareholders, the following non-employee director compensation to be granted under the 2023 Plan as modified by the Plan Amendment. On November 28, 2023, the Consenting Shareholders holding a majority of shares of Common Stock of the Company delivered to the Company the Written Consent approving the 2023 Director Compensation.

Cash Retainer

Effective as of October 1, 2023, non-employee directors will be paid quarterly, in advance, a cash retainer at an annual rate of $100,000 per year. Additionally, effective as of October 1, 2023, the Chair of each chartered committee will be paid quarterly, in advance, a cash retainer at an annual rate of $25,000 per year. Effective as of October 1, 2023, the non-executive Chairman of the Board, will be paid quarterly, in advance, an additional cash retainer at an annual rate of $100,000 per year.

Grant of Restricted Stock Units

On a future grant date, the non-employee directors will each be granted 40,000 restricted stock units generally designed to vest ratably in quarterly annual installments over four years, subject to alternative vesting (in whole or in part) based on certain events including death, disability, requested resignation or a Company change in control, with a grant date determined by the Board, all as further described in the award agreement for such award.

Grant of Stock Options

On a future grant date, the non-employee directors will each be granted stock options with respect to 80,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (100,000 shares of Common Stock, in the case of the non-executive Chairman of the Board), generally designed to vest ratably in quarterly annual installments over four years, subject to alternative vesting (in whole or in part) based on certain events including death, disability, requested resignation or a Company change in control, subject to an exercise price of $30 per share and with a grant date determined by the Board, all as further described in the award agreement for such award.

Additional Cash Compensation

On September 22, 2023, the Board also approved the following additional non-employee director compensation for such directors’ service on the Board from August 11, 2023 through and including September 30, 2023:

Name	Amount
Marjorie L. Bowen	$40,313
Emanuel Pearlman	$34,063
Arthur Anton	$33,438

EXECUTIVE AND DIRECTOR COMPENSATION

Information about the Company’s executive and director compensation is incorporated by reference to the information presented in the sections captioned “Executive Compensation Matters” and “Compensation of Directors,” respectively, in our proxy statement with respect to our 2023 Annual Meeting of Stockholders, which was filed with the SEC on Schedule 14A on March 16, 2023. Specifically, on August 11, 2023, in connection with the Company’s emergence from its Chapter 11 cases and Dutch scheme proceedings, all then outstanding shares of the Company’s common shares, par value $1.25 per share, were cancelled and extinguished, and any rights of any holder in respect thereof were deemed cancelled, discharged and of no force or effect, including all outstanding restricted stock units granted to non-employee directors and all outstanding restricted stock units, performance share units and continuity awards granted to named executive officers. For more information on the cancellation of the Company’s common shares, please see the Company’s Current Reports on Form 8-K filed with the SEC on June 7, 2023, July 14, 2023, August 3, 2023 and August 11, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 28, 2023, for:

•	each shareholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 37,566,668 shares of common stock outstanding at November 28, 2023. Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o Diebold Nixdorf, Incorporated, 50 Executive Parkway, P.O. Box 2520, Hudson, Ohio 44236.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class
Directors and Named Executive Officers
Octavio Marquez	2,100	*
Arthur F. Anton	10,000	*
Marjorie L. Bowen	—	—
Patrick J. Byrne	—	—
Matthew J. Espe	—	—
Mark Gross	—	—
David H. Naemura	—	—
Emanuel R. Pearlman	2,000	*
Jeffrey L. Rutherford	—	—
Olaf Heyden	—	—
David A. Caldwell	—	—
Jonathan B. Leiken	—	—
Gerrard B. Schmid	—	—
Dr. Ulrich Näher	—	—
Elizabeth Patrick	—	—
All current executive officers and directors as a group (12 persons)	14,100	*

5% Shareholders
Capital World Investors(1)	12,576,776	33.4
Millstreet Capital Management LLC(2)	6,935,076	18.5
Hein Park Capital Management LP(3)	3,470,687	9.2
Beach Point Capital Management LP(4)	3,340,903	8.9

*	Less than 1%
(1)	Information reported is based on the Schedule 13D filed on August 21, 2023, as amended on October 24, 2023, and additional information provided to the Company by CRMC (as defined below). Capital World

Investors (“CWI”) is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.” CWI has sole voting and dispositive power over all of the shares reported. The principal business office of CWI is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(2)

Information reported is based on the Schedule 13D filed on August 21, 2023 and additional information provided to the Company by Millstreet (as defined below). Consists of 6,600,820 shares of common stock held for the account of Millstreet Credit Fund LP (“Credit Fund”) and 334,256 shares of common stock held for the account of Mercer QIF Fund Plc – Mercer Investment Fund 1 (“QIF Fund”). Millstreet Capital Management LLC (“Millstreet”) provides investment advisory services to Credit Fund and QIF Fund. Brian Connolly and Craig Kelleher are Managing Members of Millstreet and, in such capacity, may be deemed to beneficially own common stock held for the accounts of Credit Fund and QIF Fund. Each of Millstreet, Mr. Connolly and Mr. Kelleher disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein. The principal business office of is c/o Millstreet Capital Management LLC, 545 Boylston Street, 8th Floor, Boston, Massachusetts 02116.

(3)

Information reported is based on the Schedule 13D filed on August 21, 2023. Hein Park Capital Management LP and Hein Park Capital Management GP LLC, its general partner, and Courtney W. Warson, who manages and controls Hein Park Capital Management GP LLC, have shared voting and dispositive power over all of the shares reported. The principal business office of Hein Park Capital Management LP is 888 Seventh Avenue, 41st Floor, New York, NY 10019.

(4)

Information reported is based on the Schedule 13D filed on August 18, 2023. Beach Point Capital Management LP and Beach Point GP LLC, its sole general partner, have shared voting and dispositive power over all of the shares reported. The principal business office of Beach Point Capital Management LP is 1620 26th Street Suite 6000n, Santa Monica, California 90404.

DISTRIBUTION AND COSTS

We will pay the cost of preparing and distributing this Information Statement. The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for this Information Statement with respect to two or more shareholders sharing the same address by delivering a single Information Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for shareholders and cost savings for companies.

We and a number of brokers with account holders who are our shareholders will be householding this Information Statement. We will deliver a single Information Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Information Statement, or if you are receiving multiple Information Statements and would like to participate in householding, please notify your broker, bank or other nominee if you are a beneficial shareholder or notify us if you are a registered shareholder. Registered shareholders can notify us by sending a written request to Corporate Secretary at 50 Executive Pkwy, P.O. Box 2520, Hudson, Ohio 44236 or (330) 490-4000, and we will promptly deliver any additional Information Statements requested.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and file or furnish reports, proxy statements, and other information with the SEC. Such reports and other information filed by us with the SEC are available free of charge on our website at investor.dieboldnixdorf.com when such reports are available on the SEC’s website. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov. The content of the websites referred to in this Information Statement and any related notice are not incorporated herein or therein. Our references to the URLs for any websites presented are intended to be inactive textual references only.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Following the effectiveness of the Plan Amendment, our non-employee will receive the 2023 Director Compensation. Other than as described above, and except in their capacity as shareholders (which interest does not differ from that of the other holders of common stock), none of our officers, directors, or any of their respective affiliates or associates has any interest in the matters to be acted upon.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any shareholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Shareholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by contacting us at Corporate Secretary at 50 Executive Pkwy, P.O. Box 2520, Hudson, Ohio 44236 or (330) 490-4000.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains statements that are not historical information and are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations and financial guidance), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Information Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

By Order of the Board of Directors

Octavio Marquez

Chairman of the Board, President and Chief Executive Officer

November 29, 2023

APPENDIX A

DIEBOLD NIXDORF, INCORPORATED

2023 EQUITY AND INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

1.1 Purpose. The purpose of this Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan (as may be amended or amended and restated from time to time, this “Plan”) is to permit Award grants to Directors, officers and other Employees of Diebold Nixdorf, Incorporated (including its successors, the “Company”) and its Subsidiaries, plus certain consultants to the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.

1.2 Participation. Persons eligible to participate in this Plan include Employees and Directors, directors of Subsidiaries, and certain eligible consultants as described in this Plan. Subject to the provisions of this Plan, the Committee may from time to time select those eligible persons to whom Awards shall be granted and shall determine the nature and amount of those Awards. No Employee or Director shall have the right to be granted an Award.

1.3 Duration of this Plan. This Plan was approved by the Board on August 10, 2023. This Plan shall become effective on August 10, 2023 (the “Effective Date”) and shall remain in effect, subject to the right of the Board to terminate this Plan at any time pursuant to Section 15.1, until all Shares subject to it have been purchased or acquired. However, in no event shall any Award be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date.

ARTICLE II

DEFINITIONS

As used in this Plan,

2.1 “Award” means any award of Common Shares, cash or rights granted under this Plan, including an Option award, a Stock Appreciation Right award, a Restricted Share award, a Restricted Stock Units award, a Performance Shares or a Performance Units award, or an Other Share-Based Award (including dividend equivalents).

2.2 “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an individual Award granted under this Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant. Each Award Agreement shall be subject to the terms and conditions of this Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Business Combination” has the meaning provided in Section 2.5(c) of this Plan.

2.5 “Change in Control” means, except as may be otherwise prescribed by the Committee in an Award Agreement made under this Plan, the occurrence of any of the following:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either: (A) the then-outstanding shares of common stock of the Company (the “Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors (“Voting Stock”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company that is approved by the Incumbent Board; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (c) of this Section 2.5; provided, further, that if any Person’s beneficial ownership of the Company Common Stock or the Voting Stock reaches or exceeds fifty percent (50%) as a result of a transaction described in clause (1) or (2) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own fifty percent (50%) or more of the Company Common Stock or the Voting Stock; and provided, further, that if at least a majority of the members of the Incumbent Board determines in good faith that a Person has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the Company Common Stock or the Voting Stock inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than fifty percent (50%) of each of the Company Common Stock and the Voting Stock, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

(b) Individuals who, as of the Effective Date, constitute the Board (as modified by this subsection (b), the “Incumbent Board”), cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to such date whose election, or nomination for election by the Shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets, of the Company, or the acquisition of assets of another corporation or other transaction (a “Business Combination”), in each case, unless, following such Business Combination, (A) the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of such entity (except to the extent that such ownership existed prior to the Business Combination) and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the Shareholders of a complete liquidation or dissolution of the Company.

A “Change in Control” will be deemed to occur (i) with respect to a Change in Control pursuant to subsection (a) above, on the date that any Person so becomes the beneficial owner of fifty percent (50%) or more of either the Company Common Stock or Voting Stock, (ii) with respect to a Change in Control pursuant to subsection (b) above, on the date the members of the Incumbent Board first so cease for any reason (other than death or disability) to constitute at least a majority of the Board, (iii) with respect to a Change in Control pursuant to subsection (c) above, on the date such applicable transaction closes and (iv) with respect to a Change in Control pursuant to subsection (d) above, on the date of such Shareholder approval. Notwithstanding the foregoing provisions, a “Change in Control” shall not be deemed to have occurred for purposes of this Plan solely because of a change in control of any Subsidiary by which the Participant may be employed.

2.6 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder, as such law and regulations may be amended from time to time.

2.7 “Committee” has the meaning provided in Section 14.1 of this Plan.

2.8 “Common Shares” means shares of common stock, $0.01 par value per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Article XI of this Plan.

2.9 “Company Common Stock” has the meaning provided in Section 2.5(a) of this Plan.

2.10 “Date of Grant” means the date provided for by the Committee on which a grant or sale of an Award under this Plan will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

2.11 “Designated Subsidiary” means a Subsidiary that is (a) not a corporation or (b) a corporation in which at the time the Company owns or controls, directly or indirectly, less than eighty percent (80%) of the total combined voting power represented by all classes of stock issued by such corporation.

2.12 “Detrimental Activity” means, except as may be otherwise prescribed by the Committee in an Award Agreement made under this Plan, any of the following:

(a) Engaging in any activity, as an employee, principal, agent or consultant for another entity, and in a capacity, that directly competes with the Company or any Subsidiary in any actual product, service, or business activity (or in any product, service, or business activity which was under active development while the Participant was employed by the Company if such development is being actively pursued by the Company during the one (1) year period following the termination of the Participant’s employment by the Company or a Subsidiary) for which the Participant has had any direct responsibility and direct involvement during the last two (2) years of his or her employment with the Company or a Subsidiary, in any territory in which the Company or a Subsidiary manufactures, sells, markets, services, or installs such product or service or engages in such business activity;

(b) Soliciting any Employee to terminate his or her employment with the Company or a Subsidiary;

(c) The disclosure to anyone outside of the Company or a Subsidiary, or the use in other than the Company or a Subsidiary’s business, without prior written authorization from the Company, of any confidential, proprietary or trade secret information or material relating to the business of the Company and its Subsidiaries, acquired by the Participant during his or her employment with the Company or its Subsidiaries or while acting as a consultant for the Company or its Subsidiaries thereafter; provided, however, that nothing in this Plan limits a Participant’s ability to file a charge or complaint or to communicate, including by providing documents or other information without notice to the Company, with the Securities and Exchange Commission or any other governmental agency or commission (“Government Agency”) or limits a Participant’s right to receive an award for information provided to any Government Agency;

(d) The failure or refusal to disclose promptly and to assign to the Company upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during the Participant’s employment by the Company or any Subsidiary, relating in any manner to the actual or anticipated business, research or development work of the Company or any Subsidiary or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary to secure a patent where appropriate in the United States and in other countries; or

(e) Activity that results in “termination for cause,” as such term is defined in (or for purposes of) the applicable Award Agreement.

2.13 “Director” means a member of the Board.

2.14 “Disability” means, except as may be otherwise prescribed by the Committee in an Award Agreement made under this Plan, totally and permanently disabled as from time to time defined under the long-term disability plan of the Company or a Subsidiary applicable to the Participant, or, in the case where there is no applicable plan, permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor provision); provided, however, that to the extent an amount payable under this Plan which constitutes deferred compensation subject to Section 409A of the Code would become payable upon Disability, “Disability” for purposes of such payment shall not be deemed to have occurred unless the disability also satisfies the requirements of treasury regulation 1.409A-3 (or any successor provision).

2.15 “EBIT” has the meaning provided in Section 2.27(c) of this Plan.

2.16 “EBITDA” has the meaning provided in Section 2.27(c) of this Plan.

2.17 “Effective Date” has the meaning provided in Section 1.3 of this Plan.

2.18 “Employee” means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Director.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

2.20 “Exercise Price” means, with respect to an Option or Stock Appreciation Right, the price at which a Common Share may be purchased upon exercise thereof.

2.21 “Fair Market Value” means, as of any particular date, the closing price of a Common Share as reported for that date on the New York Stock Exchange or, if the Common Shares are not then listed on the New York Stock Exchange, on any other national securities exchange on which the Common Shares are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Shares, then the Fair Market Value shall be the fair market value as determined in good faith by the Board. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Award Agreement and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

2.22 “Free Standing Rights” has the meaning provided in Section 5.1 of this Plan.

2.23 “Government Agency” has the meaning provided in Section 2.12(c) of this Plan.

2.24 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code or any successor provision.

2.25 “Incumbent Board” has the meaning provided in Section 2.5(b) of this Plan.

2.26 “Management Goals” means, for a Performance Period, the one or more goals established (or provided for) by the Committee, including those goals based upon the Management Objectives.

(a) The Committee may provide that any evaluation of Management Goals shall include or exclude any of the following items, among other items: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) unusual, nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes, or in management’s discussion and analysis in the Company’s annual report; (vii) foreign exchange gains and losses; (viii) change in the Company’s fiscal year; and (ix) any other specific unusual or nonrecurring events, or objectively determinable category thereof.

(b) If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Goals or the Management Objectives unsuitable, the Committee may in its discretion modify such Management Goals or Management Objectives or the actual levels of achievement regarding the Management Goals and/or Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

2.27 “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for purposes of establishing the Management Goal(s) for a Performance Period with respect to any Award under this Plan. The Management Objectives that will be used to establish the Management Goals (if any) may be based on one or more, or a combination, of metrics under the following categories (or such other metrics as may be determined by the Committee (or an applicable delegate) (including relative or growth achievement regarding such metrics)):

(a) Sales, including (i) net sales, (ii) unit sales volume, and (iii) aggregate product price;

(b) Share price, including (i) market price per share, and (ii) share price appreciation;

(c) Earnings, including (i) earnings per share, reflecting dilution of shares, (ii) gross or pre-tax profits, (iii) post-tax profits, (iv) operating profit, (v) earnings net of or including dividends, (vi) earnings net of or including the after-tax cost of capital, (vii) earnings before (or after) interest and taxes (“EBIT”), (viii) earnings per share from continuing operations, diluted or basic, (ix) earnings before (or after) interest, taxes, depreciation and amortization (“EBITDA”), (x) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, (xi) operating earnings, (xii) growth in earnings or growth in earnings per share, and (xiii) total earnings;

(d) Return on equity, including (i) return on equity, (ii) return on invested capital, (iii) return or net return on assets, (iv) return on net assets, (v) return on gross sales, (vi) return on investment, (vii) return on capital, (viii) return on invested capital, (ix) return on committed capital, (x) financial return ratios, (xi) value of assets, and (xii) change in assets;

(e) Cash flow(s), including (i) operating cash flow, (ii) net cash flow, (iii) free cash flow, and (iv) cash flow on investment;

(f) Revenue, including (i) gross or net revenue, and (ii) changes in annual revenues;

(g) Margins, including (i) adjusted pre-tax margin, and (ii) operating margins;

(h) Income, including (i) net income, and (ii) consolidated net income;

(i) Economic value added;

(j) Costs, including (i) operating or administrative expenses, (ii) operating expenses as a percentage of revenue, (iii) expense or cost levels, (iv) reduction of losses, loss ratios or expense ratios, (v) reduction in fixed costs, (vi) expense reduction levels, (vii) operating cost management, and (viii) cost of capital;

(k) Financial ratings, including (i) credit rating, (ii) capital expenditures, (iii) debt, (iv) debt reduction, (v) working capital, (vi) average invested capital, and (vii) attainment of balance sheet or income statement objectives;

(l) Market or category share, including (i) market share, (ii) volume, (iii) unit sales volume, and (iv) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;

(m) Shareholder return, including (i) total shareholder return, (ii) shareholder return based on growth measures or the attainment of a specified share price for a specified period of time, and (iii) dividends; and

(n) Objective nonfinancial performance criteria measuring either (i) regulatory compliance, (ii) productivity and productivity improvements, (iii) inventory turnover, average inventory turnover or inventory controls, (iv) net asset turnover, (v) customer satisfaction based on specified objective goals or company-sponsored customer surveys, (vi) employee satisfaction based on specified objective goals or company-sponsored employee surveys, (vii) objective employee diversity goals, (viii) employee turnover, (ix) specified objective environmental goals, (x) specified objective social goals, (xi) specified objective goals in corporate ethics and integrity, (xii) specified objective safety goals, (xiii) specified objective business expansion goals or goals relating to acquisitions or divestitures, (xiv) day sales outstanding, and (xv) succession plan development and implementation.

Any one or more of the Management Objectives may be used on an absolute, relative or comparative basis to measure the performance, as the Committee may deem appropriate, or as compared to the performance of another company or a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, including various stock market indices, or otherwise.

2.28 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.29 “Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.30 “Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to Article IV of this Plan.

2.31 “Other Share-Based Award” means an award granted pursuant to Article IX of Common Shares or any such other award that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares.

2.32 “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (a) an officer or other Employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within ninety (90) days of the Date of Grant, (b) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an Employee (provided that such person satisfies the Form S-8 definition of an “employee”), or (c) a non-employee Director or a director of a Subsidiary.

2.33 “Performance Period” means the period of time as the Committee may select during which the attainment of one or more Management Goals will be measured for purposes of determining a Participant’s right to and/or the payment of an Award subject to such Performance Period.

2.34 “Performance Share” means a bookkeeping entry that records the equivalent of one (1) Common Share awarded pursuant to Article VIII of this Plan.

2.35 “Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.25 (or such other value as provided for by the Committee) awarded pursuant to Article VIII of this Plan.

2.36 “Person” has the meaning provided in Section 2.5(a) of this Plan.

2.37 “Related Rights” has the meaning provided in Section 5.1 of this Plan.

2.38 “Restricted Period” has the meaning provided in Section 6.1 of this Plan.

2.39 “Restricted Shares” means Common Shares granted or sold pursuant to Article VI of this Plan.

2.40 “Restricted Stock Unit” means an Award made pursuant to Article VII of this Plan of the right to receive one or more Common Shares, cash or a combination thereof at the end of the applicable Restricted Period.

2.41 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act (or any successor rule to Rule 16b-3) as is in effect and may be amended from time to time.

2.42 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

2.43 “Shareholder” means an individual or entity that owns one or more Common Shares.

2.44 “Stock Appreciation Right” means a right granted pursuant to Article V of this Plan.

2.45 “Subsidiary” means a corporation, company or other entity (a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (b) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interests representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of a grant of Incentive Stock Options, “Subsidiary” means any corporation which is a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.46 “Ten Percent Shareholder” means an employee of the Company, or of a parent or subsidiary corporation within the meaning of Section 424 of the Code, who owns (or is deemed to own pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of voting stock of the Company, the Company’s parent (if any) or any Subsidiary.

2.47 “Voting Stock” means at any time, the then-outstanding securities entitled to vote generally in the election of Directors.

ARTICLE III

SHARES SUBJECT TO THIS PLAN

3.1 Number of Shares. Subject to adjustment as provided in Article XI of this Plan and the share counting rules set forth in this Plan, the number of Common Shares available under this Plan shall not exceed in the aggregate 2,397,872 Common Shares, plus the Common Shares that are subject to Awards granted under this

Plan that are added back to the aggregate number of Common Shares available under this Article III pursuant to the share counting rules of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. In addition:

(a) Subject to the share counting rules set forth in this Section 3.1 of this Plan, the aggregate number of Common Shares available under this Section 3.1 of this Plan will be reduced by one share for every one Common Share subject to an Award granted under this Plan.

(b) If any Award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, terminates, lapses, is settled for cash or is unearned, the Common Shares subject to such Award will, to the extent of such cancellation, forfeiture, expiration, termination, lapse, cash settlement or unearned amount, again be available under this Section 3.1.

(c) For the avoidance of doubt, notwithstanding anything to the contrary contained in this Plan, the following will not again become available for Awards under this Plan: (i) any Common Shares withheld, tendered or otherwise used in respect of taxes upon settlement of an Award; (ii) any Common Shares withheld, tendered or otherwise used to pay an Exercise Price; (iii) any Common Shares subject to a stock-settled Stock Appreciation Right that are not actually issued in connection with its stock settlement on exercise thereof; and (iv) any Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

3.2 Certain Other Limits. Notwithstanding anything in this Plan to the contrary, and subject to adjustments as provided in Article XI of this Plan, the limits specified below shall apply to any grants of the following types of Awards:

(a) Incentive Stock Options. Notwithstanding any designation of an Option as an Incentive Stock Option in an Award Agreement, to the extent the aggregate Fair Market Value of the Common Shares with respect to which the Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans) exceeds $100,000, the portion of the Options falling within such limit shall be Incentive Stock Options and the excess Options shall be treated as Non-qualified Stock Options. For these purposes, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Common Shares shall be determined as of the time the Option was granted. Incentive Stock Options covering no more than 2,397,872 Common Shares may be granted under this Plan.

(b) Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any Awards based on the grant date fair value for financial reporting purposes), in excess of (i) $750,000 for such calendar year or (ii) in the event that such non-employee Director is first appointed or elected to the Board in a particular calendar year, $1,000,000 for such calendar year.

ARTICLE IV

OPTIONS

4.1 Grant of Options. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Options to purchase Common Shares to Participants. Options granted under this Plan may be (a) Incentive Stock Options, (b) Non-qualified Stock Options, or (c) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code. Options granted under this Plan may not provide for any dividends or dividend equivalents thereon. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions.

4.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the number of Common Shares covered by the Option, the Exercise Price of the Option, the term of the Option, whether the Option is intended to be an Incentive Stock Option, any conditions to the exercise of the Option, and such other terms and conditions as the Committee, in its discretion, determines and as are consistent with this Plan. Options may provide for continued vesting or the earlier vesting of such Options, including in the event of the death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

4.3 Exercise Price. Each grant shall specify an Exercise Price per share, which Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value on the Date of Grant; provided, however, that a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Exercise Price per share is at least one hundred ten percent (110%) of the Fair Market Value on the Date of Grant and the Incentive Stock Option is not exercisable after expiration of five (5) years from the Date of Grant.

4.4 Exercise and Form of Consideration. To the extent exercisable, Options granted under this Plan shall be exercised by delivery of a written notice to the Company setting forth the number of Common Shares with respect to which the Option is being exercised, accompanied by full payment of the applicable Exercise Price. The Committee shall determine the acceptable form of consideration for the Exercise Price, including the method of payment, and for an Incentive Stock Option, that determination shall be made at the time of grant. Consideration may consist of: (a) cash; (b) checks; (c) Common Shares, provided that such Common Shares have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price and provided that accepting the Common Shares does not result in any adverse accounting consequences to the Company; (d) consideration received by the Company under a broker-assisted (or other) cashless exercise program implemented by the Company in connection with this Plan; (e) Common Shares withheld pursuant to a net exercise arrangement; (f) other consideration and method of payment to the extent permitted by applicable law and approved by the Committee; or (g) any combination of the foregoing methods.

4.5 Related Rights. The exercise of an Option shall result in the cancellation on a share-for-share basis of any Related Rights authorized under Article V of this Plan.

4.6 Maximum Term. No Option shall be exercisable more than ten (10) years from the Date of Grant.

ARTICLE V

STOCK APPRECIATION RIGHTS

5.1 Grant of Stock Appreciation Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Stock Appreciation Rights alone (“Free Standing Rights”) or in tandem with an Option granted under this Plan (“Related Rights”). Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted. Stock Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions.

5.2 Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall describe such Stock Appreciation Right, the Exercise Price of the Stock Appreciation Right, the term of the Stock Appreciation Right, any conditions to the exercise of such Stock Appreciation Right, identify any related Option, and such other terms and conditions as the Committee, in its discretion, determines and as are consistent with this Plan. Stock Appreciation Rights may provide for continued vesting or the earlier vesting of such Stock Appreciation Rights, including in the event of the death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

5.3 Exercise Price. Each grant shall specify an Exercise Price for a Free Standing Right, which Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value on the Date of Grant. A Related Right shall have the same Exercise Price as the related Option, and shall be exercisable only to the same extent as the related Option.

5.4 Exercise and Form of Consideration. To the extent exercisable, Stock Appreciate Rights granted under this Plan shall be exercised by delivery of a written notice to the Company setting forth the number of Common Shares with respect to which the Stock Appreciation Right is being exercised, accompanied by full payment of the applicable Exercise Price. The Committee shall determine the acceptable form of consideration for the Exercise Price, including the method of payment. Consideration may consist of: (a) cash; (b) checks; (c) Common Shares, provided that such Common Shares have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price and provided that accepting the Common Shares does not result in any adverse accounting consequences to the Company; (d) consideration received by the Company under a broker-assisted (or other) cashless exercise program implemented by the Company in connection with this Plan; (e) Common Shares withheld pursuant to a net exercise arrangement; (f) other consideration and method of payment to the extent permitted by applicable law and approved by the Committee; or (g) any combination of the foregoing methods.

5.5 Payment. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive from the Company an amount equal to the number of Common Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of the (a) Fair Market Value of a Common Share on the date the Award is exercised, over (b) the Exercise Price specified in the Stock Appreciation Right or related Option. The grant shall specify whether the amount payable by the Company on exercise of the Stock Appreciation Right shall be paid in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives. Any grant may specify that the amount payable on exercise of a Stock Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

5.6 Maximum Term. No Stock Appreciation Right shall be exercisable more than ten (10) years from the Date of Grant.

ARTICLE VI

RESTRICTED SHARES

6.1 Grant of Restricted Shares. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Restricted Shares to Participants. Each such grant shall provide that during the period for which substantial risk of forfeiture is to continue (the “Restricted Period”), the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to continuing substantial risk of forfeiture in the hands of any transferee). Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions.

6.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares subject to the Award, the Restricted Period, any other conditions or restrictions on the Award, and such other terms and conditions as the Committee, in its discretion, determines and as are consistent with this Plan. Restricted Shares may provide for continued vesting or the earlier vesting of such Restricted Shares, including in the event of the death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

6.3 Rights. Each such grant shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, and unless otherwise determined by the Committee, entitling such Participant to voting, dividend and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer herein described.

6.4 Certificates. Unless otherwise directed by the Committee, (a) all certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (b) all Restricted Shares will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Shares.

ARTICLE VII

RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Restricted Stock Units to Participants. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions.

7.2 Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of Restricted Stock Units subject to the Award, the Restricted Period, any other conditions or restrictions on the Award, and such other terms and conditions as the Committee, in its discretion, determines and as are consistent with this Plan. Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restricted Period, including in the event of the death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

7.3 Rights. No Common Shares shall be issued at the time a Restricted Stock Unit is granted, and a Participant shall have no voting rights with respect thereto. Restricted Stock Units shall be subject to forfeiture until the expiration of the Restricted Period and satisfaction of any applicable conditions, including vesting time periods or performance requirements, to the extent provided in the applicable Award Agreement.

7.4 Dividend Equivalents. At the discretion of the Committee, each Restricted Stock Unit may be credited with dividend equivalents or other equivalent distributions. Dividend equivalents or other equivalent distributions shall be paid on a current basis unless the Award Agreement requires otherwise; provided, however, that dividend equivalents or other equivalent distributions on Restricted Stock Units that are subject to performance requirements, including Management Goals, shall be deferred until and paid contingent upon the level of achievement of the applicable performance or Management Goals at the end of the related Performance Period.

7.5 Payment. Each grant shall specify the time and manner of payment of Restricted Stock Units. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

ARTICLE VIII

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Performance Shares and Performance Units to Participants that will become payable upon achievement of specified performance goals, which may include Management Goals. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions.

8.2 Award Agreement. Each grant of Performance Shares or Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Shares or Performance Units subject to the Award, the performance objectives (which may include Management Goals), the Performance Period applicable to the Award, any other conditions or restrictions on the Award, and such other terms and conditions as the Committee, in its discretion, determines and as are consistent with this Plan. Performance Shares or Performance Units may be subject to continued vesting or earlier lapse or other modification, including in the event of the death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

8.3 Performance Objectives. Any grant of Performance Shares or Performance Units shall specify the performance objectives, which may include Management Goals, for the Award. Before the Performance Shares or Performance Units shall be earned and paid, the Committee must determine the level of achievement of the performance objectives.

8.4 Dividends and Dividend Equivalents. The Committee may, at the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividends or dividend equivalents to the Participant thereof either in cash or in additional Common Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares or Performance Units with respect to which such dividend equivalents are paid.

8.5 Payment. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

ARTICLE IX

OTHER SHARE-BASED AWARDS

9.1 Grant of Other Share-Based Awards. Subject to applicable law, the Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Other Share-Based Awards to Participants. Such Awards may involve the transfer of actual Common Shares to Participants and may include Awards designed to comply with or take advantage of applicable local laws of jurisdictions other than the United States. Each Other Share-Based Award will be expressed in terms of Common Shares or units based on Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions.

9.2 Award Agreement. Each grant of an Other Share-Based Award shall be evidenced by an Award Agreement that will specify the number of Common Shares or units covered by the Award, any conditions related to the Award, and such other terms and conditions as the Committee, in its discretion, determines and as are consistent with this Plan. Other Share-Based Awards may provide for the earning or vesting of, or earlier termination of restrictions applicable to, such Award, including in the event of the death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

9.3 Payment; Certain Other Terms. Payment, if any, with respect to an Other Share-Based Award, will be made in accordance with the terms of the Award, in cash, in Common Shares or a combination of both as determined by the Committee. Cash awards, as an element of or supplement to any other Award granted under this Plan, may also be granted pursuant to this Article IX. The Committee may also authorize the grant of Common Shares as a bonus, or may authorize the grant of Other Share-Based Awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

ARTICLE X

TRANSFERABILITY

10.1 Transfer Limits. Except as otherwise determined by the Committee, and subject to compliance with Section 14.6 of this Plan and Section 409A of the Code, no Options, Stock Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, except (in the case of a Participant who is not a Director or officer of the Company) to a fully revocable trust of which the holder is treated as the owner for federal income tax purposes, and in no event will any such Award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such Award is transferred. Except as otherwise determined by the Committee, Options and Stock Appreciation Rights shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. Notwithstanding the foregoing, the Committee in its sole discretion may provide for transferability of Options and Stock Appreciation Rights under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3 and so long as such transfer is not to a third-party entity, including financial institutions.

10.2 Further Restrictions. The Committee may specify at the Date of Grant that part or all of the Common Shares that are (a) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights or upon payment under any grant of Performance Shares, Performance Units, Restricted Stock Units or Other Share-Based Awards or (b) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Article VI of this Plan, shall be subject to further restrictions on transfer.

ARTICLE XI

ADJUSTMENTS

The Committee shall make or provide for such adjustments in the numbers of Common Shares covered by outstanding Awards granted hereunder, in the prices per share applicable to such Options and Stock Appreciation Rights, in the kind of shares covered by outstanding Awards granted hereunder, and in other Award terms, as the Board, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, or in the event of a Change in Control, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option or Stock Appreciation Right with an Exercise Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its sole discretion elect to cancel such Option or Stock Appreciation Right without any payment to the person holding such Option or Stock Appreciation Right. The Committee shall also make or provide for such adjustments in the numbers of shares specified in Article III of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Article XI; provided, however, that any such adjustment to the number specified in Section 3.2(a) of this Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.

ARTICLE XII

TAX WITHHOLDING

To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax or other obligations that may arise in connection with the disposition of shares acquired upon the exercise of Options. If a Participant’s benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the Committee may require the Participant to satisfy the obligation, in whole or in part, by having withheld, from the Common Shares delivered or required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld or by delivering to the Company other Common Shares held by such Participant. The Common Shares used for tax or other withholding will be valued at an amount equal to the fair market value of such Common Shares on the date the benefit is to be included in Participant’s income. In no event will the fair market value of the Common Shares to be withheld and delivered pursuant to this Article XII exceed the minimum amount required to be withheld, unless (a) an additional amount can be withheld and not result in adverse accounting consequences, and (b) such additional withholding amount is authorized by the Committee.

ARTICLE XIII

SUBSIDIARIES AND NON-U.S. JURISDICTIONS

13.1 Participation by Employees of Designated Subsidiaries. As a condition to the effectiveness of any grant or Award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Company or another Subsidiary, the Committee may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan and any applicable agreement entered into with any such employee pursuant to this Plan) the Common Shares that would otherwise be delivered by the Company, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Company. Any such Award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Company, on terms consistent with this Plan and approved by the Committee and such Designated Subsidiary. All such Common Shares so delivered by or to a Designated Subsidiary shall be treated as if they had been delivered by or to the Company for purposes of Article III of this Plan, and all references to the Company in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of “Board” and “Committee” and except in other cases where the context otherwise requires.

13.2 Employees Outside the U.S. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) (to be considered part of this Plan) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Shareholders.

ARTICLE XIV

ADMINISTRATION

14.1 Delegation to Committee. The Board hereby delegates authority to administer this Plan to the People and Compensation Committee of the Board (or its successor(s)), or any other committee of the Board hereafter designated by the Board to administer this Plan (the “Committee”); provided, however, that notwithstanding anything in this Plan to the contrary, the Board may grant Awards under this Plan and administer this Plan with respect to such Awards. The Committee described in this Section 14.1 or the Board may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof (to the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee).

14.2 Committee Requirements. Except as otherwise determined by the Board, the Committee shall consist solely of two (2) or more Non-Employee Directors. The Board shall have discretion to determine whether it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two (2) or more Non-Employee Directors. Within the scope of that authority, the Board or the Committee may delegate to a committee of one (1) or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under this Plan in the event Awards are granted under this Plan by a Committee that does not at all times consist solely of two (2) or more Non-Employee Directors.

14.3 Interpretation. The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such Award Agreement, notification or document shall be final and conclusive. No member of the Board or the Committee shall be liable for any such action or determination made in good faith. In addition, the Board or the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Board or the Committee.

14.4 Company’s Rights Upon Occurrence of Detrimental Activity. Any Award Agreement (or Company policy or policies) may provide (whether or not it would result in additional tax to a Participant under Section 409A of the Code) that if a Participant, either during employment by the Company or a Subsidiary or after termination of such employment, shall engage in any Detrimental Activity, and the Board shall so find, forthwith upon notice of such finding, the Participant shall, unless otherwise provided in the Award Agreement (or such policy or policies):

(a) Return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the Participant, all Common Shares that the Participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity; and

(b) With respect to any Common Shares so acquired that the Participant has disposed of, pay to the Company in cash the difference between: (i) any amount actually paid therefor by the Participant pursuant to this Plan; and (ii) the Fair Market Value of the Common Shares on the date of such acquisition.

Subject to the terms of such Award Agreement (or such policy or policies), to the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts (but only to the extent that such amount would not be considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code) that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

14.5 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement (or any policy or policies adopted by the Company pursuant to or as a supplement to any of the foregoing) will be subject to such deductions and clawback as may be required or permitted to be made pursuant to such law, government regulation, stock exchange listing requirement or policy or policies (or pursuant to any other policy or policies adopted by the Company at the direction of the Board, including the Company’s current clawback policy).

14.6 Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.

(d) Solely with respect to any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such Award.

(e) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a

Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

14.7 Certain Other Delegation Authority. To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated, as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. To the extent permitted by law, and in compliance with any applicable legal requirements, the Committee may, by resolution, authorize one or more officers of the Company to authorize the granting or sale of Awards under this Plan on the same basis as the Committee; provided, however, that: (a) the Committee will not delegate such authority to any such officer(s) for Awards granted to such officer(s) or any Employee who is an officer (for purposes of Section 16 of the Exchange Act), Director, or more than ten percent (10%) “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act; and (b) the officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

14.8 Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

ARTICLE XV

AMENDMENT AND TERMINATION

15.1 Amendment or Termination Authority. The Company, by action of the Board (or its designee), may at any time and from time to time amend or terminate this Plan in whole or in part. Any amendment which must be approved by the Shareholders in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted (except as permitted under Article XI of this Plan) shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment thereof for Shareholder approval shall not be construed to limit the Company’s authority to offer similar or dissimilar benefits in plans that do not require Shareholder approval. Any amendment or termination of this Plan shall not impair in any material way the rights or obligations of any Participant under any Award that is outstanding as of the effective date of the amendment or termination without the written consent of the Participant. The Committee shall maintain its right to exercise its authority under this Plan with respect to any outstanding Awards at the effective date of termination.

15.2 Deferrals. Except with respect to Options and Stock Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

15.3 Conditions. The Committee may condition the grant of any Award or combination of Awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

15.4 Special Circumstances. If permitted by Section 409A of the Code, but subject to Section 15.1, including in the case of termination of employment or service (whether by reason of death, disability or otherwise), or in the case of hardship or other special circumstances, or in the event of a Change in Control, to the extent a Participant holds Options or Stock Appreciation Rights not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restricted Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or Other Share-Based Awards subject to any vesting schedule or transfer restriction, or any Common Shares subject to any transfer restriction imposed pursuant to Article X of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Options, Stock Appreciation Rights or Other Share-Based Awards may vest or be exercised, or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse, or the time when such Restricted Period will end, or the time at which such Performance Shares or Performance Units will be deemed to have been earned, or the time when such restrictions or conditions will terminate with respect to dividend equivalents or Other Share-Based Awards, or may waive any other limitation or requirement under any such Award.

15.5 Change in Exercise Price Prohibited. Except in connection with a corporate transaction or event described in Article XI of this Plan or in connection with a Change in Control, the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or Stock Appreciation Rights, or cancel outstanding “underwater” Options or Stock Appreciation Rights (including following a Participant’s voluntary surrender of “underwater” Options or Stock Appreciation Rights) in exchange for cash, other Awards or Options or Stock Appreciation Rights with an Exercise Price that is less than the Exercise Price of the original Options or Stock Appreciation Rights, as applicable, without Shareholder approval. This Section 15.5 is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Article XI of this Plan.

15.6 No Right to Continued Employment. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Prior to exercise of any Option, and prior to exercise, payment or delivery pursuant to any other Award, the Participant may be required, at the Company’s request, to certify in a manner reasonably acceptable to the Company that the Participant has not engaged in, and has no present intention to engage in the future in, any Detrimental Activity.

15.7 Incentive Stock Options. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option. Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of this Plan.

15.8 Other Provisions. No Award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan. No Participant will have any rights as a Shareholder with respect to any Common Shares subject to Awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Common Shares upon the stock records of the Company. If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Award Agreement (or otherwise) to the contrary, nothing in this Plan or in an Award Agreement (or otherwise) prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations; for purpose of clarity, a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

ARTICLE XVI

GOVERNING LAW

This Plan and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio, without regard to conflicts of law principles thereof.

DIEBOLD NIXDORF, INCORPORATED

FIRST AMENDMENT TO THE

DIEBOLD NIXDORF, INCORPORATED 2023 EQUITY AND INCENTIVE PLAN

This First Amendment to the Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan (this “Amendment”) was approved by the Board on September 22, 2023, and will be effective as of such subsequent date on which it is deemed approved by the Shareholders (the “Amendment Effective Date”). This Amendment will be effective for all Awards granted under the Plan on or after the Amendment Effective Date. Capitalized terms used but not defined in this Amendment have the respective meanings ascribed thereto in the Plan.

Prior to the Amendment Effective Date, the Company maintained and operated the Plan (effective as of August 11, 2023). Except as amended by this Amendment, the Plan shall remain in full force and effect in accordance with its terms. Effective as of the Amendment Effective Date, the Plan is amended by this Amendment as follows:

1.1    Amendment and Restatement of Article III, Section 3.2(b) of the Plan. Article III, Section 3.2(b) of the Plan is hereby amended and restated in its entirety as follows:

“(b)    Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year (beginning in calendar year 2024 and in each calendar year thereafter) be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any Awards based on the grant date fair value for financial reporting purposes), in excess of $750,000 for such calendar year (provided that such limit shall not apply for the calendar year during which such non-employee Director is first appointed or elected to the Board).”

1.2    Interpretation of Amendment. The interpretation and construction by the Committee of any provision of this Amendment and any determination by the Committee pursuant to any provision of this Amendment shall be final and conclusive. No member of the Board or the Committee shall be liable for any such action or determination made in good faith.

1.3    Governing Law for Amendment. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio, without regard to conflicts of law principles thereof.